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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K
                                 --------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 17TH, 2008
                                 --------------

                        DIVERSIFIED GLOBAL HOLDINGS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                 --------------


           NEVADA                    000-52677                    59-3608515
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

                                 900 GODDARD ST
                                IRVINE, CA 92618
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (202) 536-5191

                         Copy of all communications to:
                              David E. Price, Esq.,
                          Secretary, Corporate Attorney
                               13520 Oriental St.
                               Rockville, MD 20853
                               Ph. (202) 536-5191
                               Fax:(202) 330-5090


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03

On October 2nd, 2008 the name of the company was officially changed from Diversified Global Holdings, Inc. to Winwheel Bullion Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             WINWHEEL BULLION INC.

Dated:  October 17th, 2008

                                             By: /S/ S.J. KIM, DIR
                                                 -------------------------------





ITEM 9.01 - EXHIBITS

3.i) Amendment State of Delaware